UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

DUKE ENERGY CORPORATION

(formerly Duke Energy Holding Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street,

Charlotte, North Carolina 28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On September 7, 2006, Duke Energy Corporation issued a press release announcing its subsidiary’s filing of a Registration Statement on Form 10 in connection with the proposed separation of Duke Energy’s natural gas businesses. Attached hereto as exhibit 99.1 and incorporated herein by reference, is certain unaudited pro forma condensed consolidated financial information of Duke Energy. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

September 7, 2006	/s/ Steven K. Young
Steven K. Young Vice President and Controller

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Exhibit Index

Exhibit	Description
99.1	Duke Energy Corporation unaudited pro forma condensed consolidated financial information.

99.2	Press Release issued by Duke Energy Corporation on September 7, 2006.

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